                              GRUBB & ELLIS COMPANY
                                POWER OF ATTORNEY

                             1998 STOCK OPTION PLAN

      Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's 1998 Stock Option Plan (the "Plan"), and any amendments thereto, and any future Registration Statements for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute collectively, one instrument.

      IN WITNESS WHEREOF, we have signed these presents this 13th day of January, 1998.


/s/ Lawrence S. Bacow                         /s/ Reuben S. Leibowitz
----------------------------------            ----------------------------------
Lawrence S. Bacow                             Reuben S. Leibowitz


/s/ Robert J. McLaughlin                      /s/ John D. Santoleri
----------------------------------            ----------------------------------
Robert J. McLaughlin                          John D. Santoleri


/s/ R. David Anacker                          /s/ Joe F. Hanauer
----------------------------------            ----------------------------------
R. David Anacker                              Joe F. Hanauer


/s/ Neil Young                                /s/ Sidney Lapidus
----------------------------------            ----------------------------------
Neil Young                                    Sidney Lapidus


/s/ Todd Williams                             /s/ C. Michael Kojaian
----------------------------------            ----------------------------------
Todd Williams                                 C. Michael Kojaian

                                POWER OF ATTORNEY

                             1998 STOCK OPTION PLAN

      The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as President and Chief Executive Officer of the Company, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's 1998 Stock Option Plan (the "Plan"), and any amendments thereto, and any future Registration Statements for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 13th day of January, 1998.



                                      /s/ Neil Young
                                      ------------------------------------------
                                      Neil Young
                                      President and Chief Executive Officer

                                POWER OF ATTORNEY

                             1998 STOCK OPTION PLAN

      The undersigned Senior Vice President and Chief Financial Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as Senior Vice President and Chief Financial Officer of the Company, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issued pursuant to said corporation's 1998 Stock Option Plan (the "Plan"), and any amendments thereto, and any future Registration Statements for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 13th day of January, 1998.



                                      /s/ Brian Parker
                                      -----------------------------------
                                      Brian Parker
                                      Senior Vice President and
                                      Chief Financial Officer

                              GRUBB & ELLIS COMPANY
                                POWER OF ATTORNEY

                  1993 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

      Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issued pursuant to the Company's 1993 Stock Option Plan for Outside Directors (the "Plan"), and any amendments thereto, and any future Registration Statements for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute collectively, one instrument.

      IN WITNESS WHEREOF, we have signed these presents this 26th day of May, 1998.



/s/ Lawrence S. Bacow                         /s/ Reuben S. Leibowitz
----------------------------------            ----------------------------------
Lawrence S. Bacow                             Reuben S. Leibowitz


/s/ Robert J. McLaughlin                      /s/ John D. Santoleri
----------------------------------            ----------------------------------
Robert J. McLaughlin                          John D. Santoleri


/s/ R. David Anacker                          /s/ Joe F. Hanauer
----------------------------------            ----------------------------------
R. David Anacker                              Joe F. Hanauer


/s/ Neil Young                                /s/ Sidney Lapidus
----------------------------------            ----------------------------------
Neil Young                                    Sidney Lapidus


/s/ Todd Williams                             /s/ C. Michael Kojaian
----------------------------------            ----------------------------------
Todd Williams                                 C. Michael Kojaian

                                POWER OF ATTORNEY

                  1993 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

      The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as President and Chief Executive Officer of the Company, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issued pursuant to the Company's 1993 Stock Option Plan for Outside Directors (the "Plan"), and any amendments thereto, and any future Registration Statements for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 28th day of May, 1998.



                                      /s/ Neil Young
                                      -----------------------------------
                                      Neil Young
                                      President and Chief Executive Officer

                                POWER OF ATTORNEY

                  1993 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

      The undersigned Senior Vice President and Chief Financial Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner and Carol M. Vanairsdale, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in his capacity as Senior Vice President and Chief Financial Officer of the Company, to sign the Registration Statement covering shares of the common stock of Grubb & Ellis Company issued pursuant to the Company's 1993 Stock Option Plan for Outside Directors (the "Plan"), and any amendments thereto, and any future Registration Statements for additional shares to be issued under the Plan, and any amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have signed these presents this 26th day of May, 1998.



                                      /s/ Brian Parker
                                      -----------------------------------
                                      Brian Parker
                                      Senior Vice President and
                                      Chief Financial Officer

                        GRUBB & ELLIS COMPANY
                         BOARD OF DIRECTORS

                            RESOLUTIONS

                            MAY 28, 1998

                         POWERS OF ATTORNEY

      WHEREAS, Neil Young, Chairman, President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), and Brian Parker, Senior Vice President and Chief Financial Officer of the Company may not be available to sign the Company's Annual Report on Form 10-K for the 1998 fiscal year, a Registration Statement on Form S-8 to register securities under the 1998 Stock Option Plan, and/or a Registration Statement on Form S-8 to register securities under the 1993 Outside Directors' Stock Option Plan, on behalf of the Company (collectively, the "Forms 10-K and S-8");

      NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the Company hereby authorizes the appointment of the following Corporate Officers to act as the attorneys with full power of substitution for Messrs. Young and Parker for the specific purpose of signing and filing with the Securities and Exchange Commission, on behalf of each such person as officer of the Company, the Company's Forms 10-K and S-8, any and all amendments or supplements thereto, and any and all instruments or documents filed as part of or in conjunction with such filings or amendments or supplements thereto and hereby ratifies all that said attorneys or any of them may do or have done in the past in connection with such powers of attorney:

      Robert J. Walner     Senior Vice President and Corporate Secretary
      Blake Harbaugh       Vice President and Corporate Controller
      Carol Vanairsdale    Vice President and Assistant Secretary

      RESOLVED FURTHER, that the appropriate Corporate Officers, and each of them, are hereby authorized and directed to do any and all things, including the execution of any and all documents, that they, and each of them, shall deem necessary or appropriate to effectuate the foregoing resolutions; provided, that nothing herein shall be construed to permit authority for any actions which are reserved for the Board of Directors or the stockholders of the Company pursuant to the Certificate of Incorporation or the Bylaws.